                 SUPPLEMENT TO THE COMMON CLASS PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

                   CREDIT SUISSE WARBURG PINCUS BALANCED FUND

             CREDIT SUISSE WARBURG PINCUS CAPITAL APPRECIATION FUND

                   CREDIT SUISSE WARBURG PINCUS VALUE II FUND

The following information supersedes certain information in the funds' Prospectus and Statement of Additional Information.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds will be renamed the "Credit Suisse" family of funds, and each fund's name will be changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address will be changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds will be listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-927-2874.

Effective on or about December 12, 2001, the following change will be implemented for the Capital Appreciation and the Value II Funds only:

- The fund's Common Class shares will be closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC,
  (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

  Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

Effective on or about December 12, 2001, the following additional changes will be implemented for the Value II Fund only:

- The fund's name will be changed to Credit Suisse Strategic Value Fund.

- The fund will implement a policy of investing in companies of any size, rather than focusing on large U.S. companies.

Dated: November 8, 2001                                            WPUSL-16-1101